UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 14, 2013

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement for Certain Officers.

Amended and Restated Executive Short-Term Incentive Plan

On June 14, 2013, PetSmart, Inc. (“PetSmart” or the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), at which the Company’s stockholders approved the PetSmart Amended and Restated Executive Short-Term Incentive Plan (the “ESTIP”).

The purpose of the ESTIP is to enhance PetSmart’s ability to promote its success by providing incentives and rewards for the contributions of participants towards the successful achievement of our financial and business goals. The ESTIP is structured to pay cash bonuses as well as bonuses in the form of PetSmart common stock, or a combination of the foregoing.

The ESTIP is administered by the Compensation Committee of the Board of Directors. The ESTIP will remain effective until it is suspended or terminated by the Compensation Committee or the Board of Directors. The Compensation Committee or the Board of Directors may amend, suspend, discontinue or terminate the ESTIP at any time and for any reason.

Our executive officers and other key employees are eligible to participate in the ESTIP. At the beginning of each performance period, the Compensation Committee designates which eligible employees will participate in the ESTIP for such performance period. The participants in the ESTIP will not participate in our regular short-term incentive plan.

Under the ESTIP, the Compensation Committee establishes and approves target award amounts for each participant for each performance period. Typically a performance period will be a fiscal year. Individual participants may earn an award payout ranging from zero percent to a maximum of five hundred percent of their target award not to exceed $10 million for any twelve month period. The Compensation Committee will also establish performance objectives for the performance period based on the business criteria discussed below. Actual performance relative to those objectives determines to what extent the target award amount is paid for such performance period.

The ESTIP sets forth a number of business criteria, any one or more of which may be selected by the Compensation Committee as the basis for determining incentive compensation under the ESTIP that may become payable to a participant for a particular fiscal year. The criteria are:

•	Net income (before or after taxes) of PetSmart, as set forth in PetSmart’s audited financial statements.

•	Earnings per share of PetSmart as set forth in PetSmart’s audited financial statements.

•	Customer satisfaction as determined by an independent professional survey research firm.

•	Increase in the trading price of PetSmart’s stock above the trading price at the time the criteria are established.

•	Return on equity, including return on invested capital, as set forth in PetSmart’s audited financial statements.

•	Comparisons with stock market indices.

•	Return on assets or net assets as set forth in PetSmart’s audited financial statements.

•	Return on investments as set forth in PetSmart’s audited financial statements.

•	Market share.

•	Gross or net profit margin as set forth in PetSmart’s audited financial statements.

•	Increase in sales, including sales growth as set forth in PetSmart’s audited financial statements.

•	End-of-year net cash as set forth in PetSmart’s audited financial statements, as adjusted.

•

Earnings before taxes, and/or depreciation, and/or amortization and/or interest, with or without equity and income from unconsolidated investments as calculated from PetSmart’s audited financial statements.

•	Total stockholder return.

•	Increase in cash flow or operating cash flow as set forth in PetSmart’s audited financial statements.

•	Sales per square foot of retail space or inventory turnover as calculated from PetSmart’s audited financial statements.

•	Gross margin per square foot of retail space or gross margin as percent of sales as calculated from PetSmart’s audited financial statements.

•	Operational, general and administrative expenses per square foot of retail space or as a percent of sales as calculated from PetSmart’s audited financial statements.

Following the close of each performance period, the Compensation Committee will determine whether the established performance metrics were achieved and determine what amount will be paid to each participant.

The description of the ESTIP contained in this report is qualified in its entirety by reference to the full text of the ESTIP, which was filed as Appendix A to PetSmart’s Definitive Proxy Statement filed with the SEC on May 3, 2013, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of PetSmart, Inc. was held on June 14, 2013. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.

1.	Election of Directors.

To be elected as a director in an uncontested election, a nominee must receive the affirmative vote of a majority of the votes cast with respect to such nominee. All eight of the nominees for election as directors at the 2013 Annual Meeting were elected by the stockholders, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Angel Cabrera	83,175,789	197,234	99,594	7,710,072
Rita V. Foley	82,915,213	457,664	99,740	7,710,072
Rakesh Gangwal	83,273,121	99,960	99,536	7,710,072
Joseph S. Hardin, Jr.	83,280,282	92,206	100,129	7,710,072
Gregory P. Josefowicz	82,831,794	540,747	100,076	7,710,072
Richard K. Lochridge	82,509,294	864,454	98,869	7,710,072
Barbara Munder	82,499,920	874,000	98,697	7,710,072
Thomas G. Stemberg	82,458,735	915,085	98,797	7,710,072

2.	Ratification of appointment of Deloitte & Touche LLP as our independent registered accounting firm.

The stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the 2013 fiscal year, as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
90,209,767	742,167	230,755	0

3.	Approval of the amendment and restatement of the PetSmart, Inc. Executive Short-Term Incentive Plan.

The stockholders approved the ESTIP, as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
80,361,991	2,853,437	257,189	7,710,072

4.	Advisory vote to approve executive compensation.

The stockholders approved, by non-binding advisory vote, our executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
81,478,136	1,714,894	279,587	7,710,072

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	PetSmart Amended and Restated Executive Short-Term Incentive Plan (previously filed as Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on May 3, 2013 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

Dated: June 19, 2013	By:	/s/ J. Dale Brunk
J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary

Index to Exhibits

10.1	PetSmart Amended and Restated Executive Short-Term Incentive Plan (previously filed as Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on May 3, 2013 and incorporated herein by reference)